UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Money Market Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2018

Date of reporting period: 03/31/2018

Item 1 – Report to Stockholders

MARCH 31, 2018

ANNUAL REPORT

BlackRock FundsSM

➢	BlackRock Money Market Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2018, stocks posted solid performance, while bonds delivered mixed results. Solid corporate profits drove the equity market, while rising interest rates constrained bond returns.

The largest global economies experienced sustained and synchronized growth for the first time since the financial crisis, which led to strong equity performance worldwide. Emerging market stocks posted the strongest performance, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.4%. However, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising energy prices, modest wage growth, and steady job creation drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”). In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the Fed only increased short-term interest rates three times during the last year. However, strong economic performance may justify a more rapid pace of rate hikes in 2018, as the actual inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%. In addition, the Fed announced plans to reduce its $4.4 trillion balance sheet by $420 billion this year.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet nearly matched the total output of the Japanese economy.

If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it is likely to be accompanied by rising real growth. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. Meanwhile, the market’s appetite for risk was mixed, as bond investors rotated to higher-quality assets, and stock investors continued to invest abroad. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21.0% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.84%	13.99%
U.S. small cap equities (Russell 2000® Index)	3.25	11.79
International equities (MSCI Europe, Australasia, Far East Index)	2.63	14.80
Emerging market equities (MSCI Emerging Markets Index)	8.96	24.93
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.64	1.11
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.66)	(1.13)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.08)	1.20
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.29)	2.53
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.39)	3.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Money Market Overview  For the 12-Month Period Ended March 31, 2018

Notable conditions during 2017 included the continued gradual removal of monetary accommodation by the Federal Open Market Committee (the “FOMC”), the nomination of a new chairman of the FOMC, pronounced demand for U.S. dollar funding heading into year end, a series of short-term spending agreements to keep the government open, and the passage of U.S. tax reform.

The U.S. debt ceiling was a focus during the summer months. Volatility was manifest via an earlier-than-usual back up in yields of Treasury bills deemed most at risk of a potential delay in payment if the borrowing capacity was not addressed in a timely fashion. In September, as anticipated, the FOMC announced the commencement of its balance sheet normalization program starting in October 2017. A total of $10 billion of Treasury and agency mortgage-backed securities were initially allowed to mature each month, with the aggregate sum rising by a like amount each quarter until reaching a “roll off” rate of $50 billion per month. Jerome Powell was nominated as Chairman of the FOMC in November to replace Janet Yellen, who stepped down upon Powell’s confirmation in February 2018.

Credit spreads as reflected in the differential between three-month London Inter-Bank Offered Rate and overnight index swaps widened heading into year end as fund managers generally maintained a defensive posture while certain banks appeared to limit the availability of U.S. dollar funding given balance sheet management concerns.

Heading into the end of the first quarter of 2018, the FOMC continued on their path of removing monetary policy accommodation with a 0.25% rate increase at their March meeting. This brought the Fed Funds target rate range between 1.50% and 1.75%. Following the resolution of the debt ceiling limit in early February, the U.S. Treasury increased net bill supply by an estimated $330 billion during a six-week period ending March 29, 2018. The massive amount of supply, in combination with the base erosion and anti-abuse tax stemming from the repatriation of U.S. dollars held offshore, pressured short term credit spreads wider. The cheapening persisted throughout March, negatively impacting asset valuations.

In our opinion, at least two additional 0.25% interest rate increases are possible during the balance of 2018, with the next rate increase expected to occur at the June 13, 2018 meeting. While income tax receipts should produce a temporary respite from the heavy Treasury bill issuance experienced during the latter half of the quarter, a projected decline in revenues from the tax overhaul along with an increase in federal spending are expected to result in elevated net Treasury bill supply in subsequent months.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Information as of March 31, 2018	BlackRock Money Market Portfolio

Investment Objective

BlackRock Money Market Portfolio’s (the “Fund”) investment objective is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yields	7-Day Yields
Institutional	1.69%	1.69%
Service	1.42	1.42
Investor A	1.35	1.35
Investor C	0.65	0.65

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Commercial Paper	47%
Certificates of Deposit	21
Repurchase Agreements	9
U.S. Treasury Obligations	8
Time Deposits	7
U.S. Government Sponsored Agency Obligations	3
Corporate Bonds	1
Municipal Bonds	1
Other Assets Less Liabilities	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, service and distribution fees and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2017 and held through March 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,006.70	$1.00	$1,000.00	$1,023.93	$1.01	0.20%
Service	1,000.00	1,005.20	2.50	1,000.00	1,022.44	2.52	0.50
Investor A	1,000.00	1,005.10	2.70	1,000.00	1,022.24	2.72	0.54
Investor C	1,000.00	1,001.30	6.19	1,000.00	1,018.75	6.24	1.24

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

FUND INFORMATION / DISCLOSURE OF EXPENSES	5

Schedule of Investments March 31, 2018	BlackRock Money Market Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Certificates of Deposit — 21.4%

Domestic — 0.8%
Wells Fargo Bank NA, 1.60%, 07/27/18	USD	4,000	$4,000,000

Euro — 2.3%
Credit Industriel et Commercial SA:
1.56%, 04/13/18		8,000	8,000,013
1.60%, 05/18/18		4,000	4,000,013

			12,000,026

Yankee — 18.3%(a)
Bank of Montreal, Chicago:
2.00%, 04/23/18		5,000	5,000,000
2.20%, 06/18/18		4,000	4,000,000
Bank of Nova Scotia (The), Houston, (LIBOR USD 1 Month + 0.23%), 2.03%, 09/17/18(b)		5,000	5,000,116
Canadian Imperial Bank of Commerce, New York, (LIBOR USD 1 Month + 0.21%), 2.00%, 07/16/18(b)		4,000	4,000,000
KBC Bank NV, New York, 1.70%, 04/03/18		14,000	14,000,000
Mitsubishi UFJ Trust & Banking Corp., New York(b):
(LIBOR USD 1 Month + 0.20%), 1.91%, 05/08/18		3,000	3,000,000
(LIBOR USD 1 Month + 0.30%), 2.15%, 08/22/18		7,000	7,000,000
Mizuho Bank Ltd., New York(b):
(LIBOR USD 1 Month + 0.21%), 1.93%, 04/09/18		4,000	4,000,000
(LIBOR USD 1 Month + 0.23%), 2.04%, 07/18/18		5,000	5,000,000
Norinchukin Bank (The), New York, (LIBOR USD 1 Month + 0.30%), 1.99%, 09/04/18(b)		5,000	5,000,000
Oversea-Chinese Banking Corp. Ltd., New York, 1.51%, 04/18/18		5,000	5,000,000
Sumitomo Mitsui Banking Corp., New York(b):
(LIBOR USD 1 Month + 0.22%), 2.07%, 06/22/18		6,100	6,100,000
(LIBOR USD 1 Month + 0.30%), 2.14%, 08/21/18		5,000	5,000,000
Sumitomo Mitsui Trust Bank Ltd., New York, 2.30%, 06/20/18		8,000	8,000,000
Svenska Handelsbanken AB, New York:
1.54%, 07/13/18		8,000	8,000,113
(LIBOR USD 1 Month + 0.18%), 2.05%, 10/26/18(b)		6,000	6,000,000

			94,100,229

Total Certificates of Deposit — 21.4% (Cost: $110,100,255)			110,100,255

Commercial Paper — 47.0%
Antalis SA, 1.75%, 04/04/18(c)(d)		18,600	18,597,287
Bank Nederlandse Gemeenten NV(c)(d):
1.97%, 04/03/18		10,000	9,998,906
1.73%, 04/04/18		12,000	11,998,270
Bank of Nova Scotia (The)(c)(d):
2.11%, 05/30/18		10,000	9,965,419
2.18%, 06/14/18		4,000	3,982,076
Barclays Bank plc, 1.72%, 04/02/18(c)(d)		12,000	11,999,427
Bedford Row Funding Corp., (LIBOR USD 1 Month + 0.22%), 2.07%, 06/22/18(b)(d)		4,000	4,000,000
Caisse d’Amortissement de la Dette Sociale, 1.80%, 04/03/18(c)		8,000	7,999,200
Caisse des Depots et Consignations, 1.97%, 04/16/18(c)		6,000	5,995,075
Canadian Imperial Bank of Commerce, 2.12%, 06/05/18(c)(d)		3,000	2,988,517
Cancara Asset Securitisation LLC, 2.10%, 06/04/18(c)		5,000	4,981,333

Security		Par (000)	Value
Commercial Paper (continued)
CDP Financial, Inc., 1.82%, 04/09/18(c)	USD	10,000	$9,995,955
Chariot Funding LLC, 1.70%, 04/02/18(c)(d)		20,000	19,999,056
Collateralized Commercial Paper Co. LLC, (LIBOR USD 1 Month + 0.22%), 2.03%, 07/18/18(b)		3,000	2,999,150
Commonwealth Bank of Australia, (LIBOR USD 1 Month + 0.20%), 1.92%, 11/09/18(b)(d)		10,400	10,400,000
Danske Corp., 2.09%, 06/04/18(c)(d)		10,000	9,962,844
DBS Bank Ltd., 2.10%, 05/31/18(c)(d)		5,000	4,982,500
Erste Abwicklungsanstalt, (LIBOR USD 1 Month + 0.11%), 1.90%, 05/16/18(b)(d)		5,300	5,299,899
Federation des caisses Desjardins du Quebec (The), 1.59%, 07/18/18(c)(d)		5,000	4,976,150
Landesbank Baden-Wuerttemberg, 2.16%, 06/01/18(c)		4,000	3,985,360
Lexington Parker Capital Co. LLC, 1.90%, 05/01/18(c)		955	953,488
LMA-Americas LLC, 2.22%, 06/11/18(c)(d)		3,000	2,986,865
National Australia Bank Ltd., 1.67%, 04/03/18(c)(d)		15,000	14,998,608
Nederlandse Waterschapsbank NV, 1.75%, 04/03/18(c)(d)		17,000	16,998,347
Oversea-Chinese Banking Corp. Ltd.:
(LIBOR USD 1 Month + 0.14%), 1.95%, 05/16/18(b)(d)		5,000	4,998,814
2.21%, 06/14/18(c)(d)		5,000	4,977,389
Royal Bank of Canada, 2.19%, 06/14/18(c)		4,000	3,982,076
Suncorp-Metway Ltd., 1.97%, 07/09/18(c)(d)		4,000	3,978,550
Swedbank AB, 1.78%, 04/26/18(c)		3,000	2,996,302
Thunder Bay Funding LLC(b)(d):
(LIBOR USD 1 Month + 0.17%), 1.84%, 07/02/18		5,000	4,999,941
(LIBOR USD 1 Month + 0.25%), 2.13%, 08/30/18		7,000	7,000,000
Toronto-Dominion Bank (The)(c)(d):
2.09%, 06/01/18		3,000	2,989,376
2.15%, 06/19/18		5,000	4,976,410

Total Commercial Paper — 47.0% (Cost: $241,942,590)			241,942,590

Municipal Bonds — 1.9%(d)(e)
Jets Stadium Development LLC, 1.88%, 04/06/18		5,000	5,000,000
RBC Municipal Products, Inc. Trust, Series 2017E-82, RB, VRDN (Royal Bank of Canada LOC), 1.85%, 04/06/18(f)		1,000	1,000,000
RIB Floater Trust Various States, Series 19WE, RB, VRDN (Barclays Bank plc LOC), 2.24%, 05/04/18(f)		3,780	3,780,000

Total Municipal Bonds — 1.9% (Cost: $9,780,000)			9,780,000

Time Deposits — 7.3%
Credit Agricole Corporate and Investment Bank SA, 1.68%, 04/02/18		2,000	2,000,000
ING Bank NV, 1.73%, 04/03/18		18,000	18,000,000
Skandinaviska Enskilda Banken AB, 1.68%, 04/02/18		17,783	17,783,000

Total Time Deposits — 7.3% (Cost: $37,783,000)			37,783,000

U.S. Government Sponsored Agency Obligations — 2.7%
Federal Home Loan Bank Discount Notes, 1.74%, 04/27/18(c)	USD	14,000	13,982,457

Total U.S. Government Sponsored Agency Obligations — 2.7% (Cost: $13,982,457)			13,982,457

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	BlackRock Money Market Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
U.S. Treasury Obligations — 8.4%
U.S. Treasury Bills(c):
1.67%, 04/12/18	USD	25,000	$24,987,243
1.72%, 04/19/18		18,000	17,984,561

Total U.S. Treasury Obligations — 8.4% (Cost: $42,971,804)			42,971,804

Total Repurchase Agreements — 8.6% (Cost: $44,000,000)			44,000,000

Total Investments — 97.3% (Cost: $500,560,106)(g)			500,560,106

Other Assets Less Liabilities — 2.7%			13,363,562

Net Assets — 100.0%			$513,923,668

(a)	Issuer is a U.S. branch of a foreign domiciled bank.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	Rates are discount rates or a range of discount rates at the time of purchase.
(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(f)	These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.
(g)	Cost for U.S. federal income tax purposes.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
BNP Paribas SA	1.78	%(a)	03/29/18	04/02/18	$4,000	$4,000	$4,000,791	Corporate/Debt Obligations and U.S. Government Sponsored Agency Obligation, 2.12% to 6.57%, due 07/15/21 to 09/25/47	$63,057,507	$4,280,597
Credit Suisse Securities USA LLC	1.93	(a)	03/29/18	04/02/18	7,000	7,000	7,001,501	Corporate/Debt Obligation, 3.47%, due 05/25/37	11,435,000	8,406,041
J.P. Morgan Securities LLC	1.86	(a)	03/29/18	04/02/18	4,000	4,000	4,000,827	Corporate/Debt Obligations, 0.38% to 3.50%, due 04/25/45 to 08/26/47	874,334,563	4,738,544
Mizuho Securities USA LLC	1.81		03/29/18	04/02/18	14,000	14,000	14,002,816	U.S. Treasury Obligations, 0.88% to 2.25%, due 05/31/18 to 02/29/20	14,262,000	14,280,025
	2.63	(b)	03/29/18	05/07/18	8,000	8,000	8,022,766	Corporate/Debt Obligations, 2.74% to 3.50%, due 03/11/19 to 06/03/24	8,355,000	8,400,235

Total Mizuho Securities USA LLC						$22,000				$22,680,260

Wells Fargo Securities LLC	1.83	(a)	03/29/18	04/02/18	4,000	4,000	4,000,813	Corporate/Debt Obligations, 2.67% to 3.42%, due 12/21/20 to 01/20/31	4,284,468	4,280,001
	2.32		03/13/18	06/13/18	3,000	3,000	3,017,787	Corporate/Debt Obligation, 0.00%, due 04/16/18	3,153,532	3,150,000

Total Wells Fargo Securities LLC						$7,000				$7,430,001

						$44,000				$47,535,443

(a)	Variable rate security. Rate shown is the rate in effect as of period end.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) March 31, 2018	BlackRock Money Market Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$500,560,106	$—	$500,560,106

(a)	See above Schedule of Investments for values in each security type.

During the year ended March 31, 2018, there were no transfers between levels.

See notes to financial statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

March 31, 2018

BlackRock Money Market Portfolio

ASSETS
Investments at value — unaffiliated (cost — $456,560,106)	$456,560,106
Cash	13,772,424
Repurchase agreements at value (cost — $44,000,000)	44,000,000
Receivables:
Capital shares sold	971,378
Interest — unaffiliated	445,771
From the Manager	11,863
Prepaid expenses	51,314

Total assets	515,812,856

LIABILITIES
Payables:
Capital shares redeemed	1,550,594
Income dividends	81,365
Service and distribution fees	58,634
Transfer agent fees	71,064
Administration fees	4,343
Investment advisory fees	6,207
Trustees’ and Officer’s fees	2,508
Other affiliates	22,308
Other accrued expenses	92,165

Total liabilities	1,889,188

NET ASSETS	$513,923,668

NET ASSETS CONSIST OF
Paid-in capital	$513,879,924
Undistributed net investment income	21,967
Accumulated net realized gain	21,777

NET ASSETS	$513,923,668

NET ASSET VALUE
Institutional — Based on net assets of $305,668,906 and 305,672,889 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$1.00

Service — Based on net assets of $5,654,803 and 5,654,876 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$1.00

Investor A — Based on net assets of $180,873,434 and 180,875,781 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$1.00

Investor C — Based on net assets of $21,726,525 and 21,726,806 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$1.00

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations

Year Ended March 31, 2018

BlackRock Money Market Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$10,178,626

Total investment income	10,178,626

EXPENSES
Investment advisory	3,291,754
Service and distribution — class specific	595,216
Administration	304,758
Transfer agent — class specific	175,960
Administration — class specific	146,350
Registration	95,803
Professional	92,856
Accounting services	41,389
Printing	38,960
Custodian	29,441
Trustees and Officer	17,540
Miscellaneous	44,024

Total expenses	4,874,051

Less:
Administration fees waived	(15,798)
Administration fees waived — class specific	(128,366)
Fees waived and/or reimbursed by the Manager	(2,475,920)
Service and distribution fees waived — class specific	(11,724)
Transfer agent fees waived and /or reimbursed — class specific	(44,133)

Total expenses after fees waived and/or reimbursed	2,198,110

Net investment income	7,980,516

REALIZED GAIN
Net realized gain from investments	21,777

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,002,293

See notes to financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Money Market Portfolio
	Year Ended March 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,980,516	$4,220,893
Net realized gain	21,777	77,526

Net increase in net assets resulting from operations	8,002,293	4,298,419

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(6,618,088)	(3,720,586)
Service	(68,657)	(100,507)
Investor A	(1,254,359)	(369,881)
Investor B	(27)	(144)
Investor C	(39,385)	(29,775)
From net realized gain:
Institutional	—	(44,047)
Service	—	(388)
Investor A	—	(9,953)
Investor B	—	(4)
Investor C	—	(2,144)

Decrease in net assets resulting from distributions to shareholders	(7,980,516)	(4,277,429)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(211,437,876)	(615,513,426)

NET ASSETS
Total decrease in net assets	(211,416,099)	(615,492,436)
Beginning of year	725,339,767	1,340,832,203

End of year	$513,923,668	$725,339,767

Undistributed net investment income, end of year	$21,967	$—

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Money Market Portfolio
	Institutional
	Year Ended March 31,
	2018	2017	2016	2015		2014
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income	0.0118	0.0061	0.0013	0.0000	(a)	0.0000	(a)
Net realized gain	0.0004	0.0002	0.0001	0.0000	(a)	0.0000	(a)

Net increase from investment operations	0.0122	0.0063	0.0014	0.0000		0.0000

Distributions(b)
From net investment income	(0.0122)	(0.0061)	(0.0013)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—	(0.0002)	(0.0001)	(0.0000	)(c)	(0.0000	)(c)

Total distributions	(0.0122)	(0.0063)	(0.0014)	(0.0000)		(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return(d)
Based on net asset value	1.23%	0.63%	0.13%	0.00%		0.00%

Ratios to Average Net Assets
Total expenses	0.56%	0.56%	0.56%	0.62%		0.69%

Total expenses after fees waived and/or reimbursed	0.20%	0.20%	0.24%	0.22%		0.24%

Net investment income	1.18%	0.61%	0.11%	0.00%		0.00%

Supplemental Data
Net assets, end of year (000)	$305,669	$569,757	$605,469	$786,626		$857,062

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Money Market Portfolio (continued)
	Service
	Year Ended March 31,
	2018	2017	2016	2015		2014
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income	0.0092	0.0009	0.0008	0.0000	(a)	0.0000	(a)
Net realized gain	0.0001	0.0024	0.0001	0.0000	(a)	0.0000	(a)

Net increase from investment operations	0.0093	0.0033	0.0009	0.0000		0.0000

Distributions(b)
From net investment income	(0.0093)	(0.0009)	(0.0008)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—	(0.0024)	(0.0001)	(0.0000	)(c)	(0.0000	)(c)

Total distributions	(0.0093)	(0.0033)	(0.0009)	(0.0000)		(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return(d)
Based on net asset value	0.93%	0.33%	0.09%	0.00%		0.00%

Ratios to Average Net Assets
Total expenses	0.86%	0.89%	0.85%	0.90%		0.96%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.27%	0.22%		0.24%

Net investment income	0.92%	0.09%	0.10%	0.00%		0.00%

Supplemental Data
Net assets, end of year (000)	$5,655	$6,191	$520,139	$428,033		$444,820

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Money Market Portfolio (continued)
	Investor A
	Year Ended March 31,
	2018	2017	2016	2015		2014
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income	0.0090	0.0025	0.0007	0.0000	(a)	0.0000	(a)
Net realized gain (loss)	(0.0002)	0.0003	0.0001	0.0000	(a)	0.0000	(a)

Net increase from investment operations	0.0088	0.0028	0.0008	0.0000		0.0000

Distributions(b)
From net investment income	(0.0088)	(0.0025)	(0.0007)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—	(0.0003)	(0.0001)	(0.0000	)(c)	(0.0000	)(c)

Total distributions	(0.0088)	(0.0028)	(0.0008)	(0.0000)		(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return(d)
Based on net asset value	0.88%	0.28%	0.08%	0.00%		0.00%

Ratios to Average Net Assets
Total expenses	0.91%	0.97%	0.90%	0.93%		0.91%

Total expenses after fees waived and/or reimbursed	0.54%	0.55%	0.29%	0.22%		0.24%

Net investment income	0.90%	0.25%	0.08%	0.00%		0.00%

Supplemental Data
Net assets, end of year (000)	$180,873	$122,896	$176,772	$137,381		$280,222

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Money Market Portfolio (continued)
	Investor C
	Year Ended March 31,
	2018	2017	2016	2015		2014
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income	0.0017	0.0009	0.0010	0.0000	(a)	0.0000	(a)
Net realized gain	0.0001	0.0001	0.0001	0.0000	(a)	0.0000	(a)

Net increase from investment operations	0.0018	0.0010	0.0011	0.0000		0.0000

Distributions(b)
From net investment income	(0.0018)	(0.0009)	(0.0010)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—	(0.0001)	(0.0001)	(0.0000	)(c)	(0.0000	)(c)

Total distributions	(0.0018)	(0.0010)	(0.0011)	(0.0000)		(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return(d)
Based on net asset value	0.18%	0.10%	0.10%	0.00%		0.00%

Ratios to Average Net Assets
Total expenses	1.65%	1.62%	1.57%	1.59%		1.58%

Total expenses after fees waived and/or reimbursed	1.24%	0.71%	0.26%	0.22%		0.24%

Net investment income	0.17%	0.09%	0.12%	0.00%		0.00%

Supplemental Data
Net assets, end of year (000)	$21,727	$26,434	$38,069	$26,568		$25,788

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Money Market Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except as discussed below. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without an initial sales charge. Investor A and Investor C Shares may be subject to a contingent deferred sales charge (“CDSC”). Service, Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares and Investor C Shares also bear certain expenses related to the distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Services Shares	No	No		None
Investor A Shares	No	No	(a)	None
Investor C Shares	No	No	(a)	None

(a)	Investor A and Investor C Shares may be subject to a CDSC upon redemption of shares received in an exchange transaction for Investor A or Investor C shares, respectively, of a non-money market BlackRock Fund.

Effective December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares, with the same relative aggregate net asset value (“NAV”) as the original shares held immediately prior to the conversion.

The Fund operates as a “retail money market fund” under Rule 2a-7 under the 1940 Act.

With respect to the Fund, the Board is permitted to impose a liquidity fee of up to 2% on the value of shares redeemed or temporarily restrict redemptions from the Fund for up to 10 business days during a 90 day period, in the event that the Fund’s weekly liquid assets fall below certain thresholds.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for the fund and its counterparties. Typically, the fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly- owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.450%
$1 Billion — $2 Billion	0.400
$2 Billion — $3 Billion	0.375
Greater than $3 Billion	0.350

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor C
Distribution Fees	—%	—%	0.75%
Service Fees	0.25%	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended March 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Service	Investor A	Investor B (a)	Investor C	Total
Service and Distribution Fees	$18,584	$349,603	$367	$226,662	$595,216

(a)	On December 27, 2017, Investor B Shares converted to Investor A Shares.

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended March 31, 2018, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Service	Investor A	Investor B (a)	Investor C	Total
$112,360	$1,486	$27,962	$6	$4,536	$146,350

(a)	On December 27, 2017, Investor B Shares converted to Investor A Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended March 31, 2018, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent – class specific in the Statement of Operations:

Investor A	Total
$9,469	$9,469

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended March 31, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Total
$6,234	$25,012	$735	$31,981

For the year ended March 31, 2018, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Service	Investor A	Investor B (a)	Investor C	Total
$23,783	$3,196	$129,540	$226	$19,215	$175,960

(a)	On December 27, 2017, Investor B Shares converted to Investor A Shares.

Other Fees: For the year ended March 31, 2018, affiliates received CDSCs as follows:

Investor A	Investor C
$26,560	$131

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Service	Investor A	Investor C
0.20%	0.50%	0.55%	1.30%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through July 31, 2019, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended March 31, 2018, the Manager waived $2,475,920, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived – class specific, service and distribution fees waived – class specific, and transfer agent fees waived and/or reimbursed – class specific respectively, in the Statement of Operations. For the year ended March 31, 2018, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Service	Investor A	Investor B (a)	Investor C	Total
Administration Fees Waived	$112,360	$601	$13,725	$5	$1,675	$128,366

	Institutional	Service	Investor A	Investor B (a)	Investor C	Total
Transfer Agent Fees Waived and/or Reimbursed	$23,785	$766	$17,251	$183	$2,148	$44,133

	Investor B (a)	Investor C	Total
Service and Distribution Fees Waived	$28	$11,696	$11,724

(a)	On December 27, 2017, Investor B Shares converted to Investor A Shares.

In addition, the Fund had a waiver of administration fees, which are included in Administration fees waived in the Statement of Operations. For the year ended March 31, 2018, the amount waived was $15,798.

The Manager and BRIL voluntarily agreed to waive a portion of their respective management and service and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. These amounts, if any, are reported in the Statement of Operations as fees waived and/or reimbursed by the Manager, service and distribution fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific. The Manager and BRIL may discontinue the waiver and/or reimbursement at any time.

With respect to the contractual expense caps, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a) The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the Fund may only make repayments to the Manager of amounts waived and/or reimbursed by the Manager if such repayments do not cause the Fund’s net expense ratios to exceed the Fund’s expense cap in place at time of waiver and/or reimbursement or the Fund’s current expense cap at time of such repayment.

On March 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring March 31,
	2019	2020
Fund Level	$2,948,355	$2,491,718
Institutional	156,779	136,145
Service	82,218	1,367
Investor A	130,505	30,976
Investor C	—	3,823

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on March 31, 2018:

Fund Level	$2,653,378
Institutional	290,461

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended March 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable the reclassification of distributions were reclassified to the following accounts:

Undistributed net investment income	$21,967
Accumulated net realized gain	(21,967)

The tax character of distributions paid was as follows:

	03/31/18	03/31/17
Ordinary income	$7,980,516	$4,275,814
Long-term capital gain	—	1,615

	$7,980,516	$4,277,429

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$43,744

7.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Certain obligations held by the Fund have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Fund monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

	Year Ended
	03/31/18	03/31/17
Institutional
Shares sold	713,086,578	643,609,168
Shares issued in reinvestment of distributions	5,772,493	3,465,097
Shares redeemed	(982,965,613)	(682,785,754)

Net decrease	(264,106,542)	(35,711,489)

Service
Shares sold	6,403,826	130,779,942
Shares issued in reinvestment of distributions	68,551	15,634
Shares redeemed	(7,009,170)	(644,762,230)

Net decrease	(536,793)	(513,966,654)

Investor A
Shares sold and automatic conversion of shares	163,626,529	265,733,684
Shares issued from conversion(a)	36,788	—
Shares issued in reinvestment of distributions	1,238,828	373,284
Shares redeemed	(106,927,139)	(319,984,375)

Net increase (decrease)	57,975,006	(53,877,407)

Investor B
Shares sold	—	118,169
Shares issued in reinvestment of distributions	21	145
Shares converted(a)	(36,788)	—
Shares redeemed and automatic conversion of shares	(24,719)	(440,801)

Net decrease	(61,486)	(322,487)

Investor C
Shares sold	20,470,222	30,402,553
Shares issued in reinvestment of distributions	38,724	31,355
Shares redeemed	(25,217,007)	(42,069,297)

Net decrease	(4,708,061)	(11,635,389)

Total Net Decrease	(211,437,876)	(615,513,426)

(a)	On December 27, 2017, Investor B Shares converted to Investor A Shares.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Money Market Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Money Market Portfolio (the “Fund”) of BlackRock Funds, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

May 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended March 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Dates	Money Market
Federal Obligation Interest(a)		0.40%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(b)	April 2017	48.28
	May 2017 — December 2017	44.70
	January 2018 — March 2018	40.63

(a)	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 142 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018) (d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 142 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Common fund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	26 RICs consisting of 142 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 142 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 142 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012	26 RICs consisting of 142 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 142 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 142 Portfolios	None
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment	26 RICs consisting of 142 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	23

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 142 Portfolios	None
Frederick W. Winter 1964	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 142 Portfolios	None

Interested Trustees (a)(e)
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	128 RICs consisting of 312 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 312 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective February 22, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an Interested Trustee of the Trust.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser and Administrator

BlackRock Advisors,

LLC Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A

New York, NY 10179

Custodians

JPMorgan Chase Bank, N.A

New York, NY 10179

The Bank of New York Mellon

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (US) Inc

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	25

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency Abbreviation

USD	United States Dollar

Portfolio Abbreviations

LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
RB	Revenue Bonds
VRDN	Variable Rate Demand Notes

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	27

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 441-7762. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

MM-3/18-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Money Market Portfolio	$26,000	$20,145	$0	$2,000	$9,800	$9,792	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

   The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

   Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

(Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Money Market Portfolio	$9,800	$11,792

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 1, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: June 1, 2018